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                                                                    Exhibit 99.3

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on From 10Q for the Quarter Ended July 31, 2002 by Video City, Inc, each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                                /s/ Timothy L. Ford
                                            -------------------------------
                                                            Timothy L. Ford
                                                    Chief Executive Officer


                                                /s/ Rudolph R. Patino
                                           --------------------------------
                                                          Rudolph R. Patino
                                                    Chief Financial Officer